Exhibit 99.1
ITC Holdings Corp. 2009 Analyst Day September 30, 2009

This presentation contains certain statements that describe our management's beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business and the electricity transmission industry based upon information currently available. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as "anticipates", "believes", "intends", "estimates", "expects", "projects" and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time. Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in our discussion in this presentation and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise. Safe Harbor Language and Legal Disclaimer

ITC Overview Joseph L. Welch Operations Jon E. Jipping Regulatory/Energy Policy Landscape Linda H. Blair Regional Transmission Vision and Development Update Joseph L. Welch Financial Overview Cameron M. Bready Agenda

ITC Holdings Corp. Overview Joseph L. Welch Chairman, President and CEO

ITC is the first fully independent transmission company in the U.S. and is the eighth largest transmission-owning company in the U.S (1) Owns transmission systems in Michigan's lower peninsula and portions of Iowa, Minnesota, Illinois and Missouri Serves combined peak load in excess of 25,000 megawatts (MW) Approximately 15,000 line miles Recently announced "Green Power Express" designed to facilitate the interconnection of 12,000 MW of wind in the Dakotas, Iowa and Minnesota to eastward population centers Also actively seeking opportunities to build, own, operate and maintain transmission in Kansas, Oklahoma and Texas Panhandle (SPP region) KETA, V-Plan, and Hugo to Valliant projects in advanced stages of development Who is ITC? (1) Based on annual electric retail sales in the service territory as found in "Edison Electric Institute Profiles and Rankings of Shareholder-Owned Electric Companies - 2008", September 2008.

ITCTransmission Management and Employees Public Stockholders METC ITC Holdings Corp. 100% ITC Grid Development ITC Great Plains ITC Panhandle Transmission ITC Midwest Total System Peak Load = 25,000 + 12,745 MW 9,469 MW 3,100+ MW Service Area Southeastern Michigan Lower Peninsula of Michigan Portions of Iowa, Minnesota, Illinois and Missouri Total Transmission Miles > 14,900 More than 2,700 Approximately 5,400 Approximately 6,800 Membership Midwest ISO Midwest ISO Midwest ISO Assets Acquired March 1, 2003 Oct. 10, 2006 Dec. 20, 2007 ITC System Statistics ITC Green Power Express LLC Green Power Express LP

ITC's Mission There has been significant discussion about the need for transmission investment, renewable resource development and comprehensive energy policy, but little has happened The nation is in need of a transmission backbone system that will support electric reliability, a competitive market and interconnection of all generation sources With our unique platform of independence, we are well-positioned to serve as an industry leader in transmission investment ITC's goal is best-in-class system performance for all operating subsidiaries to: Improve reliability Facilitate access to all generation, including renewable resources Reduce congestion and improve efficiency Lower cost of delivered energy

ITC's Growth Plan Time Earnings per Share Regional Base Capital Plan Renewables In addition to creating value for our customers through lowering the delivered cost of energy, ITC's goal is to provide shareholders a superior total return, driven primarily by aggressively pursuing growth opportunities through a three-pronged strategy

Operations Jon E. Jipping Executive Vice President and COO

Operational Excellence ITC's goal is best-in-class system operations and performance for all subsidiaries including system security and safety Every ITC employee's bonus is determined by our performance around operational goals related to: System Reliability Safety NERC compliance Achieving and demonstrating operational excellence is: Important for our customers, employees and shareholders A significant competitive advantage as we pursue new development opportunities

From a state-of-the-art Operations Control Room (OCR) in Michigan, ITC monitors the high voltage electric transmission system in all four operating companies across 6 states ITC controls some 15,000 miles of transmission lines and hundreds of substations serving a combined peak load of 25,000 megawatts The OCR is staffed with operators qualified at the highest level under the North American Electric Reliability Corporation's (NERC) Operator Certification Program ITCTransmission and METC were found fully compliant with all Transmission Operator requirements under NERC's mandatory reliability standards in our last audit Operational Excellence System Operations

NERC cited ITC's security operations as an industry Example of Excellence as part of its Reliability Readiness Evaluation and Improvement Program The award highlights ITC's efforts to implement physical protections, stating "ITC operates an extensive physical security program comprised of many sophisticated security systems which provide an extremely effective system of protection for its physical assets" ITC has seen security incidents at many of our substations reduced from half a dozen annually to zero after implementing our physical security program Operational Excellence Security

ITC's safety program is centered around building a safety culture within all employees and contractors and our goal is zero recordable injury and lost work day case rates ITC participates in Edison Electric Institute's (EEI) Safety Benchmarking program to gauge its performance against approximately 70 other utilities Operational Excellence Safety Recordable Incident Rate Lost Work Day Case Incident Rate ITC was one of the top companies in the study

ITC's goal is best in class system performance for all operating subsidiaries Following acquisition of a new system, ITC deploys its maintenance program and root cause analysis methodology to reduce outages ITC measures its results by participation in the SGS Statistical Services Transmission Reliability Benchmarking program Participants represent over 54% of the U.S. transmission grid miles Operational Excellence System Performance Average Top Quartile 2008 Sustained Outages ITCTransmission was the top performing system in the study

ITCTransmission and METC (Michigan) Year-to-date peak network load is 10% lower than budget and 6% lower than last year Primarily due to macroeconomic factors and much cooler than normal summer weather ITC's load forecast for Michigan in 2010 assumes that depressed economic conditions persist Reduced peak load and poor economy will likely delay the need for some future capital projects ITC Midwest Year-to-date peak network load is relatively flat year-over-year and approximately 3% lower than budget due to cooler than expected summer ITC's load forecast for ITC Midwest in 2010 assumes peak load will remain relatively flat Implications for ITC's Capital Plans ITCTransmission and METC base capital plans have been reduced as a result of the reduced peak loads Increase in expected generator interconnections more than offsets the reductions in the base plan Generator interconnections in Michigan have increased significantly, largely resulting from the activities of the Michigan Wind Energy Resource Zone Board Expected generator interconnections at ITC Midwest have also increased relative to last year's expectation Operational Outlook

Current Grid Conditions Drive the Need for Capital Investments Aging infrastructure 30 year trend of underinvestment with over 70% of the transmission lines and transformers over 30 years old Mounting Reliability Concerns Blackouts, brownouts, TLR's Increased congestion and inefficiencies Higher costs to consumers Lack of ability to interconnect renewable resources Process is broken Resources in remote locations Grid unable to absorb

Changed generation interconnection policy in Michigan and ITC Midwest area to permit 100 percent reimbursement to generators for upgrades needed to connect to the grid Reduces a barrier to entry and creates a more level playing field for generators Connected 810 MW of wind energy to ITC Midwest grid in 2008 Represents 10 percent of total wind interconnected in 2008 Resulted in Iowa surpassing California as the state with the second greatest amount of installed wind energy capacity Actively participating in Michigan's Wind Energy Resource Zone Board and Michigan Great Lakes Wind Council to aid in the identification of locations that support both on- and off-shore wind Increased Generator Interconnections

Wind Energy Resource Zone Board The Michigan legislature created the Wind Energy Resource Zone Board in December 2008 to: Identify regions with the highest wind potential Designate them as wind energy zones Establish optimal infrastructure requirements to facilitate their development Provide for expedited siting The Wind Energy Resource Zone Board issued a Proposed Report on June 2nd Identified potential wind capacity from 3,400 MW to 6,100 MW 4 zones Identified Final report due by October 15th ITC will have 45 days to submit transmission plans Michigan Public Service Commission to consider findings of the board's report, transmission plan and other information before designating "wind energy zones" ITC's updated 10 year capital plan includes expected capital expenditures for wind zone projects

Current 10 year capital plan projects $3.9 billion of investment (2) as compared to $3.3 billion in last year's plan Although base capital plan has decreased slightly, the reduction has been more than offset by an increase in expected generator interconnect projects ITC 10 Year Capital Expenditure Plan (1) Refer to appendix for more information regarding projected capital investments. 2008 plan did not assume inflation; 2009 plan includes 2.5% inflation - absent inflation, 2009 plan would be $3.6 billion $75 $75

Risks and considerations Conservation and efficiency programs could impact load forecasts, pushing some upgrades beyond 2018 Short term weather in Michigan and economics have had an impact on load forecast Wind Energy Resource Zone Board plans are not approved and may face opposition given the weak economy in Michigan Regulatory proceedings for project approvals and siting matters have impact on the plan, especially on timing Generator Interconnection queue projects are not definitive; some large requests may drop out Large coal plants face substantial opposition Renewable energy additions, in general, may slow, thus delaying some upgrades or eliminating the need Cost allocation changes may assign more cost directly to generators connecting to the system, thus reducing ITC's investment Interconnecting generators may not qualify for cost reimbursement under the tariff if they do not have purchase power agreements, thus reducing ITC's investment Greater stakeholder resistance to transmission improvements in light of economic conditions may defer or eliminate projects ITC 10 Year Capital Expenditure Plan

Regulatory / Energy & Legislative Landscape Linda H. Blair Executive Vice President and CBO

Typical State Regulated Electric Utility ITCTransmission, METC & ITC Midwest Rates and Rate Setting Fixed rates between multi-year rate cases Rate increases require formal rate cases in which prudence must be affirmatively defended Rate making process is often adversarial and protracted and may delay recovery of costs Formula Rate (Attachment O) FERC approved rate- setting mechanism Annual adjustment to rates based on projected revenue requirement Transmission charges comprise a small proportion of customers' bills 7% (1) Regulation Allowed ROE State / federal regulation Potentially multiple state jurisdictions FERC jurisdiction only for rate regulation Typical ROE in the 9% - 11% area FERC-approved ROE with 60% equity treatment ITCTransmission 13.88% METC 13.38% ITC Midwest 12.38% (1) Source: EIA Annual Energy Outlook 2007 Energy Outlook. Regulatory Structure

Changing Energy Landscape Changing Energy Landscape Global warming and climate change RPS requirements Climate Change/Carbon Renewable resources Fuel costs are expected to continue to increase and be volatile Focus on energy conservation and energy efficiency Energy security Cyber and terrorist attacks Develop and implement smart grid technologies

Needed: Transmission Superhighway The current condition of the grid, coupled with broader policy issues are driving the need for broad-scale investment in transmission infrastructure Nation is in need of a flexible and adaptive transmission backbone system Supports energy policy and goals Improves electric reliability Enhances competitive markets Provides for interconnection of all generation sources Development will require both investment in new transmission lines and systems to support energy policy, as well as rebuilding and modernizing the existing infrastructure needed due to recent underinvestment Transmission is a bipartisan issue "We need an interstate transmission superhighway system." - Suedeen G. Kelly (D) "Modernizing the electric infrastructure is an urgent national problem, and one we all share." - Kevin M. Kolevar (R) Other leaders who have called for a robust grid include: President Obama, former President Clinton, Senator John McCain and current and former FERC Commissioners

Policy Debate on Transmission ITC strongly supports the need for a national energy policy, and specifically one that addresses and removes the impediments to developing the high voltage backbone Considerable efforts in Congress on transmission provisions Allow for the build-out of regional high-voltage transmission Provide for the interconnection and movement of renewables to load centers Allow for federal back-stop siting authority by FERC Provide direction on allocation of costs for regional transmission projects Most legislative proposals focused on regional high voltage facilities Local facilities and projects would continue under current regulatory regime In order to facilitate and expedite the build-out of the needed regional high voltage infrastructure, ITC believes: There must be a truly independent regional/national planning authority, preferably FERC After one year, FERC must have back-stop siting authority Costs must be allocated over broad region(s) to reflect broad-based benefits of regional grid Cost allocation has become the key focus of transmission provisions in legislation

Legislative Update Status of Legislation The House of Representatives passed H.R. 2454, The American Clean Energy and Security Act of 2009 by a vote of 219-212 The Senate Energy and Natural Resources Committee completed action and favorably passed S. 1462, The American Clean Energy Leadership Act of 2009 along party lines by a vote of 15-8 Senate floor activity is predicated on timing and outcome of Health Care Reform Legislation, with no floor activity until October at the earliest Final enactment of energy legislation into law will most likely not occur until next year Energy bill could take various paths in the Senate Energy bill only? Combine with climate change? Attach provisions to tax bill? Attach provisions to omnibus spending bill?

Demand Response Programs National Security Clean Coal, Mine- Mouth Coal Electric Cars Bio-fuels Solar Power Wind Energy Transmission Transmission as Energy Policy Facilitator Energy Efficiency Transmission is at the center of the energy policy debate

Regional Transmission Vision & Development Update Joseph L. Welch Chairman, President and CEO

Regional Transmission Vision Existing and studied proposed EHV systems Conceptual cross- system connections Our regional transmission vision supports a broader national transmission backbone system and current legislative efforts around energy policy As the first fully independent transmission company in the US, ITC is an industry leader in building the modern transmission infrastructure for this country Additionally as a result of our acquisitions and development efforts, ITC's has positioned itself to become an instrumental player in the build out of the high voltage regional transmission grid ITC is focused on power solutions with the greatest capacity and the least land consumption All of our current development initiatives in ITC Great Plains and Green Power Express are integrated components of this broader regional vision for extra high voltage transmission ITC's development efforts are currently focused in two key areas as shown on the map

Hugo to Valliant Project: New 19 mile 345 kV transmission line and new 450 MVA 345/138 kV Substation in Oklahoma Estimated cost of ~$30mm State / Federal Requirements: SPP issuance of notice to construct Designation agreement / Novation agreement with Western Farmers Begin pre-construction, planning & routing Begin ROW acquisition & construction (2010) In-service (2012) ITC Great Plains: Hugo to Valliant

ITC Great Plains: KETA Project

- KETA Project: 185 mile long high voltage line running between Spearville, Kansas and Axtell, Nebraska
  - Estimated cost to ITC Great Plains ~$180mm

State / Federal Requirements:

- [x] 1. KCC approval to amend certificate
- [x] 2. Siting approval for Phase 1
  - 89 mile portion (Spearville to Knoll)
- [x] 3. SPP issuance of notice to construct
- [x] 4. Designation Agreement with Midwest Energy & Sunflower
- [ ] 5. Novation agreements with Midwest Energy & Sunflower (2009)
- [ ] 6. Begin pre-construction, planning & routing (2009)
- [ ] 7. Begin ROW acquisition & construction (2010)
- [ ] 8. Siting approval for Phase 2 (2010)
- [ ] 9. In-service Phase 1 (2012) / Phase 2 (2013)


WY
NE
IA
IL
CO
KS
MO
KY
TN
NM
TX
LA
MS
Axtell
Knoll
Spearville
Wichita
Iatan
Nashua
Wolf Creek
Rose Hill
Medicine Lodge
Hitchland
Perryton
Woodward
Moore Co.
Stateline
Sooner
Cleveland
Flint Creek
Osage
Potter Co.
Elk City
Northwest
Muskogee
Anadarko
Roosevelt Co.
Seminole
LES
Sunnyside
Tolk
Tuco
Hugo
Valliant
Turk
Mustang
Northwest Texarkana
Seven Rivers
Hobbs
Potash Jct.
Pecos
0 20 40 80 120

31

ITC Great Plains: Kansas V-Plan

- Kansas V-Plan: 180 mile line connecting Spearville to Wichita, Kansas which is the northern portion of the Southwest Power Pool's (SPP) "X Plan"
  - Estimated cost to ITC Great Plains ~$430mm

State / Federal Requirements:

☑ **1. Designation agreement with Sunflower**

☑ **2. Parties reach settlement on who builds what/ KCC approval of settlement**

☑ **3. SPP staff recommendation to include project at 765kV as a priority project in the SPP synergistic planning project**

☐ **4. Targeted SPP Board approval of:**
- **Priority projects in the synergistic planning project (2009/2010)**
- **Cost allocation (2009/2010)**

☐ **5. SPP Issuance of Notice to Construct (2010)**

☐ **6. Novation agreement with Sunflower (2010)**

☐ **7. Begin pre-construction, planning & routing (2010)**

☐ **8. Begin ROW acquisition & construction (2011)**

☐ **9. Siting approval (2010/2011)**

☐ **10. In-service (2013)**



WY
NE
IA
CO
KS
MO
IL
NM
TX
TN
Axtell
Knoll
Iatan
Nashua
Wolf Creek
Spearville
Wichita
Rose Hill
Medicine Lodge
Hitchland
Moore Co.
Perryton
Woodward
Sooner
Cleveland
Osage
Flint Creek
Stateline
Potter Co.
Elk City
Northwest
Muskogee
Anadarko
Roosevelt Co.
Seminole
LES
Sunnyside
Tolk
Valliant
Tuco
Hugo
Turk
Mustang
Northwest Texarkana
Seven Rivers
Hobbs
Potash Jct.
Pecos

32

As discussed earlier, the existing grid is not equipped to handle our nation's future energy needs To address these needs, our nation needs a robust extra high voltage transmission grid Needed: Energy Superhighway

President Obama's Vision "One of... the most important infrastructure projects that we need is a whole new electricity grid... if we're going to be serious about renewable energy, I want to be able to get wind power from North Dakota to population centers, like Chicago." - President Barack Obama ITC has developed one such solution... Source: Transcript from appearance on Rachael Maddow Show of October 28, 2008: http://www.msnbc.msn.com/id/27464980/.

Population Centers Population Centers Green Power Express Green Power Express

Green Power Express Green Power Express Conceptual Extension Existing Station Site (unless otherwise noted) Approximately 3,000 miles of EHV (extra high-voltage) 765kV transmission lines Traverses portions of North Dakota, South Dakota, Minnesota, Iowa, Wisconsin, Illinois and Indiana Expected cost of $10 - $12 billion ITC expects to own a portion of this project Actively pursuing partnership opportunities Recently announced partnership arrangements with MDU and Northwestern Next Steps MISO RGOS Study results (4th Quarter 2009) Continue to development partnerships

Increases electric reliability and system efficiency Facilitates the movement of approximately 12,000 MW of power from the high efficiency wind abundant areas More efficient use of land Creates jobs in the U.S. Avoidance of system congestion Reduces carbon emissions by up to 34 million metric tons, equivalent to seven to nine 600 MW coal plants, or nine to eleven million autos(1) Largely resolves Midwest ISO generation interconnection queue issues for region Can be staged to optimize the realization of benefits Green Power Express Benefits (1) According to an independent study by CRA International VS

Benefits: Competitive Fuel Prices Source: The Brattle Group

Financial Overview & Update Cameron M. Bready Senior Vice President & CFO

ITC has predictable financial results driven by FERC formulaic ratemaking model Attachment O, our FERC approved rate setting mechanism ensures that ITCTransmission, METC, and ITC Midwest earn their allowed return on capital investment in a timely manner and are compensated for their operating and administrative expenses Mechanism is forward looking and provides for a true-up for differences between forecasted and actual results Formula-based rates approved for all regulated operating subsidiaries, as well as ITC Great Plains and Green Power Express Growth in rate base coupled with attractive regulatory ROE's and capital structure drives earnings growth FERC approved ROE's with 60% equity treatment at ITCTransmission 13.88% METC 13.38% ITC Midwest 12.38% 70% debt/capital ratio at ITC consolidated provides incremental ROE in the low 20% range Cash generative nature of business supports funding of capital program as well as the payment of dividends Financial Highlights ITC Great Plains 12.16% Green Power Express 12.38%

Allowed Return Operating Expenses Taxes and Depreciation & Amortization Revenue Requirement + + Establish Rate Base Weighted Average Cost of Capital Allowed Return + Step 2 Step 3 Step 1 Revenue Requirement Network Load Attachment O Calculated Rate Revenue Credits - Forward looking Attachment O is a FERC-approved cost-of-service rate setting mechanism that is applied annually on a prospective basis to determine the rate charged for transmission service Formula Inputs: Projected expenses, including depreciation and amortization, and network load Projected rate base including capital investments, accumulated deferred income tax adjustments and certain regulatory assets Capital structure Attachment O Formula Rate Calculation

2010 EPS guidance is $2.52 to $2.62 2009 EPS guidance is $2.32 to $2.42 which includes $0.11 of EPS associated with the creation of regulatory assets for expenses incurred in periods prior to 2009 Pro forma 2009 EPS guidance midpoint of $2.29 The increase in 2010 EPS compared to 2009 is mainly driven by: Higher rate base and AFUDC primarily at ITC Midwest and METC The increase is partially offset by higher interest expense in 2010 2010 Capital Guidance 2009 2010 Base Plan YTCTransmission $ 70-85 $ 50-60 METC 110-130 140-155 ITC Midwest 120 -130 205 - 225 Total Base Plan $ 300 - 345 $ 395-440 ITC Great Plains 10 -20 Total $ 405 - 460 EPS and Capital Guidance (Amounts in $MM)

Capital Investments 2010 - 2014 Time Earnings per Share Regional Base Capital Plan Renewables ITC expects to invest approximately $3.0 billion in transmission infrastructure over the next five years $728MM $783MM $1,559MM

Capital Expenditures Underlying Assumptions After adjusting for risk and inflation, the five year projection (2010 - 2014) for capital expenditures is expected to be approximately $3.0 billion We expect to invest approximately $2.3 billion in our existing operating companies, including investments in generator interconnections and wind zone projects Over the five year horizon, we expect to invest approximately $728 million in development initiatives (Amounts are risk adjusted and in $MM) Five Year Capital Investment Operating Company/Development Project (2010-2014) Operating Company Capital Plan Base Capital Plan ITC Transmission $ 181 METC 473 ITC Midwest 905 Sub-Total Base Capital Plan $ 1,559 Generator Interconnections Capital Plan ITC Transmission $ 264 METC 277 ITC Midwest 242 Sub-Total Generator Interconnections Capital Plan $783 Total Operating Company Capital Plan2,342 Development Capital Plan KETA Project $ 176 Hugo to Valliant 32 V-Plan 429 ITC Grid Development (!) 91 Total Development Capital Plan728 Total Capital Plan $ 3,070 (1) Includes Green Power Express and other development initiatives

Over the five year planning horizon, ITC's capital expenditures are expected to be approximately $3.0 billion, including $2.3 billion at existing operating companies and $0.7 billion for development Capital expenditures are expected to grow from $439 million in 2010 to a peak of $735 million in 2013 $439 $676 $695 $735 $525 Projected Capital Expenditures 2010 - 2014 By Company $6 - ITCGD (1) (1) Includes Green Power Express and other development initiatives (1)

Last year's operating company base capital plan (including generator interconnects) for 2010 - 2014 included $1.7 billion of investment* Current five year capital plan for the same time period assumes $2.3 billion* of investment Absent the inflation factor included in the current plan, the base capital plan has decreased compared to last year's plan due to the general macroeconomic environment and load degradation, particularly in Michigan, partially offset by increased base capital needs for ITC Midwest The capital forecast for generator interconnects has increased significant primarily due to assumed Michigan wind board requirements ITC 5 Year Capital Expenditure Plan (1) 2008 plan did not assume inflation; 2009 plan includes 2.5% inflation - absent inflation, 2009 plan would be $2.2 billion

Projected Rate Base 2009-2014 Rate base is expected to grow from approximately $2.1 billion in 2008 to approximately $4.5 billion by 2014 Represents a compound annual growth rate of approximately 14% over this period $2.1B $2.2B $2.4B $3.1B $3.8B $4.3B $4.5B

Dividend Policy Management views ITC's dividend as an important component of its total shareholder return proposition Since its initial public offering, ITC has grown its dividend by approximately 5% per year on average On August 18, 2009 ITC's board of directors declared a quarterly dividend of $0.32 per share payable on September 15, 2009 to shareholders of record on September 1,2009 representing a 4.9% increase over the prior level Near-term dividend policy Continue to balance rewarding shareholders and funding long-term growth prospects Maintain dividend yield that keeps pace with the S&P 500 (approximately 3%) Consistently grow our dividend at a level that more than compensates for inflation Target a payout ratio between 40-50% Our expectation is that we will continue to grow the dividend 4-5% annually in the next few years, but payout ratio will decline as EPS growth expected to significantly outpace dividend growth

Dividend Payout Ratios Between 2006 and 2008, the dividend payout ratio ranged from 55% to 117% The payout ratio is expected to decline to approximately 53% in 2009 and 51% in 2010 4.8% dividend increase (1) 4.6% dividend increase 5.3% dividend increase 5.0% dividend increase (1) Growth rate reflects annualized 2005 dividend

Total cash requirements needed to implement ITC's financial plan are approximately $4.1 billion Cash inflows will be used to fund capital expenditures, dividends and retirements of existing debt Operating Cash Flow $ 360 $ 2,262 Debt Issuances 230 1 ,712 New Equity Issuances - - Change in Revolver (125) 111 Tota I Sources of Cash $ 465 $ 4,085 Investing Cash Flow $ 402 $ 3,067 Common Dividends 63 366 Maturing Long Term Debt - 652 Total Cash Requirement $ 465 $ 4,085 SOURCES OF CASH USES OF CASH Funding of Capital and Dividends 2010-2014 2010 2010-2014 2010 2010-2014 2010 2010 - 2014

Committed to maintaining investment grade ratings at holding company and operating subsidiaries Moody's affirmed ITC's ratings on February 3, 2009 and upgraded ITCTransmission, METC and ITC Midwest on August 3, 2009 S&P affirmed ITC, ITCTransmission, METC and ITC Midwest ratings on July 25, 2008 (1) Moody's S&P Rating Outlook Rating Outlook ITC Holdings Baa3 BBB- Stable ITCTransmission A2 A- Stable METC A2 A- Stable ITC Holdings Corp. and Subsidiaries Credit Ratings ITC Midwest A2 A- Stable Positive Positive Positive Positive S&P changed the outlook from Positive to Stable. Investment Grade Ratings

Financial Summary Business continues to perform well largely due to resiliency of business model and ratemaking structure Reiterating 2009 EPS guidance of $2.32 - $2.42 per share Initiating 2010 EPS and capital guidance EPS: $2.52 - $2.62 per share Capital: $405 million - $460 million 5 year capital plan of approximately $3 billion drives rate base growth of approximately 14% and long term EPS growth of 13-15% Capitalization of investment plan largely supported by operating cash flow and new operating company and holding company financing New equity issuances are not anticipated to fund current 5 year capital plan Continue to balance growth in dividend with efficient capitalization of the business with internally generated cash

Appendix

While the base capital plan remains fairly flat over the five year period, investment in development initiatives is expected to increase significantly Projected Capital Expenditures 2010 - 2014 By Strategy $439 $676 $695 $735 $525

Projected Capital Expenditures and Depreciation (2010-2014)

Capital Expenditures Based on ITC's studies, ITCTransmission, METC and ITC Midwest see the need to spend approximately $3.9 billion over the ten year period 2009 to 2018 to (1) rebuild existing transmission property, plant and equipment, (2) upgrade the system to take into account demographic changes in our footprint that have impacted transmission load and the changing role that transmission plays in meeting the needs of the wholesale market, including accommodating either the siting of new generation or to increase import capacity in response to expected growth in peak electrical demand, and (3) invest property, plant and equipment for the primary benefit of relieving congestion in the transmission system in our footprint. Additionally ITC has identified additional potential strategic development opportunities for transmission construction related to our projects at ITC Great Plains (Hugo to Valliant, KETA and V-Plan), our Green Power Express Project, our Great Lakes Express Project, interconnections for wind and other generation resources at ITC Grid Development and other super regional opportunities. However, ITC's capital expenditures may be lower than anticipated for any reason, including, among other things, regulatory approvals, the impact of weather conditions, union strikes, labor shortages, material and equipment prices and availability, our ability to obtain financing for such expenditures, if necessary, limitations on the amount of construction that can be undertaken on our system at any one time or regulatory approvals for reasons relating to environmental, siting or regional planning issues or as a result of legal proceedings and variances between estimated and actual costs of construction contracts awarded. The allocation of our budgeted investments among ITCTransmission's, METC's, and ITC Midwest's transmission systems remains contingent on our assessment of market conditions and opportunities and other factors. Therefore, future investments in ITC's systems may be higher or lower than currently planned.